UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   December 11, 2008

National Beverage Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14170	59-2605822
(Commission File Number)	(IRS Employer Identification No.)

8100 SW Tenth Street, Suite 4000 Fort Lauderdale, Florida	33324
(Address of Principal Executive Offices)	(Zip Code)

(954) 581-0922
(Registrant’s Telephone Number, Including Area Code)

One North University Drive, Ft. Lauderdale, FL 33324
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On December 11, 2008, National Beverage Corp. issued a press release announcing its financial results for its three and six month periods ended November 1, 2008.  This release is furnished herewith as Exhibit 99.1 hereto.

Item 9.01     Financial Statements and Exhibits

(c) Exhibit 99.1	Press release dated December 11, 2008 announcing the Company’s financial results for its three and six month periods ended November 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Beverage Corp.
(Registrant)

Date:	December 11, 2008	/s/ Dean A. McCoy
Dean A. McCoy
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

99.1	Press release dated December 11, 2008 announcing the Company’s financial results for its three and six month periods ended November 1, 2008.